EXHIBIT 10.4
NOVATION COMPANIES, INC.
RESTRICTED STOCK AWARD AGREEMENT
NOVATION COMPANIES, Inc. EMPLOYEES

This Restricted Stock Award Agreement (the “Agreement”) is by and between Novation Companies, Inc., a Maryland corporation (the “Corporation”), and [EMPLOYEE] (“Employee”), and is effective as of [___________ ___, ____] (the “Date of Grant”).

WHEREAS, the Employee serves as [TITLE] of the Corporation; and

WHEREAS, pursuant to Section 7.A. of the Novation Companies, Inc. 2015 Incentive Stock Plan (the “Plan”), the Compensation Committee of the Corporation’s Board of Directors (the “Committee”) has determined to grant the Employee a restricted stock award of shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), on the terms and conditions set forth herein, and the Committee hereby grants such award.

NOW, THEREFORE, in consideration of the mutual covenants and representations set forth herein, the Corporation and Employee agree as follows:

1.Grant of Stock. Subject to the terms and conditions of this Agreement, and pursuant to the Plan, the Committee hereby grants to Employee [________] ([________]) shares of Common Stock (the “Stock”), subject to vesting pursuant to Section 2 below.

2.Vesting Restrictions; Acceleration. The Stock shall be subject to vesting as set forth in this Section 2:

(a)The Stock shall vest as follows: [_____________], subject to Employee’s continuous employment with the Corporation from the Date of Grant through the vesting date, other than as set forth below.

(b)The rights of Employee upon a Change of Control of the Corporation shall be determined in accordance with Section 15 of the Plan. Employee expressly consents to such Section 15, to the definition of “Change of Control” in Section 2.G. of the Plan and the other terms and conditions of the Plan.

3.Tax Matters.

(a)Upon the vesting of any Stock, Employee will be required to pay to the Corporation any applicable federal, state, local or foreign withholding tax due as a result of such vesting. The Corporation’s obligation to deliver any Stock will be subject to such payment. The Corporation will, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Employee any federal, state, local or foreign withholding taxes due with respect to such vesting.
(b)With respect to any withholding required upon the lapse of restrictions on any Stock, Employee may elect, subject to the approval of the Committee in its sole discretion, to satisfy the withholding obligation, in whole or in part (without limitation), pursuant to Section 12.B. of the Plan.
(c)Employee acknowledges that it is Employee’s sole responsibility, and not the Corporation’s, to file timely and properly the election under Section 83(b) of the Code, and any corresponding provisions of state tax laws if Employee elects to make such election, and Employee agrees to timely provide the Corporation with a copy of any such election.

(d)Notwithstanding anything herein to the contrary, the Stock is intended to be exempt from the applicable requirements of Section 409A of the Code, and shall be limited, construed and interpreted in accordance with such intent as is reasonable under the circumstances.
4.Corporate Transactions. In the event of changes in the outstanding Stock by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the number of shares of non-vested Stock shall be adjusted accordingly to preserve the benefits or potential benefits of the awards in a manner consistent with the Plan. In such event, any and all new, substituted or additional securities or other property to which Employee is entitled by reason of his ownership of non-vested Stock shall be immediately subject to this Agreement and be subject to all restrictions as the Stock with the same force and effect under this Agreement.  Any and all such new, substituted, or additional securities or other property to which Employee is entitled by reason of his ownership of the shares of Stock subject to this Agreement shall become vested, released from all restrictions and otherwise released and paid to the Employee on the date that the restrictions lapse with respect to the underlying Stock to which it relates.

5.Restriction on Transfer. Employee shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares of the non-vested Stock. Notwithstanding the foregoing, the Employee may transfer all or any portion of the Stock to a trust or trusts for the exclusive benefit of the Employee and his spouse, qualified domestic partner, children or grandchildren or any other persons related to the Employee as may be approved by the Administrator.

The Corporation shall not be required (i) to transfer on its books any shares of Stock which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

6.Legend. All certificates representing any of the shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions of the Novation Companies, Inc. 2015 Incentive Stock Plan and a Restricted Stock Award Agreement entered into and between the registered owner and Novation Companies, Inc. Copies of the plan and agreement are on file in the offices of Novation Companies, Inc.”

7.Limitations on Disposition. The Employee shall in no event make any disposition of all or any portion of the Stock unless and until:

(a)The shares of Stock proposed to be transferred are vested; and

(b)If Employee is, or is likely deemed to be, an affiliate of the Corporation, the disposition is made (i) pursuant to an effective registration statement filed and effective with the Securities and Exchange Commission (or successor agency), (ii) pursuant to the applicable provisions of Rule 144 promulgated under the Securities Act of 1933, as amended (or successor statute or regulation), or (iii) in a manner that is otherwise exempt from applicable registration requirements in the opinion of counsel acceptable to the Corporation.

8.Compliance with Law. The Corporation will make reasonable efforts to comply with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed; provided, however, notwithstanding any other provision of this Agreement, the Corporation will not be obligated to issue any securities pursuant to this

Agreement if the issuance thereof would result in a violation of any such law or stock exchange requirement.

9.Escrow. As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of the Employee’s Stock free of legends upon lapse of the restrictions herein provided for, the Employee agrees to deposit with the Secretary of the Corporation, or such other person designated by the Corporation, as escrow agent in this transaction (the “Escrow Agent”), the Stock, to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and the Employee set forth in Exhibit A attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

10.Miscellaneous.

(a)Subject to the provisions and limitations hereof, Employee may, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock, including, but not limited to, voting and dividend rights. In the event of a stock dividend, any and all new securities to which Employee is entitled by reason of his ownership of non-vested Stock shall be immediately subject to this Agreement and be subject to all restrictions as the Stock with the same force and effect under this Agreement.  Any and all such new securities to which Employee is entitled by reason of his ownership of the shares of Stock subject to this Agreement shall become vested, released from all restrictions and otherwise released and paid to the Employee on the date that the restrictions lapse with respect to the underlying Stock to which it relates.

(b)The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(c)In the event that one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

(d)Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given and received when personally delivered, or one business day after being sent by nationally recognized overnight courier. Any such notice shall be addressed to Employee or the Corporation and shall use the address set forth on the signature page of this Agreement or such other address as such party may designate by two (2) days’ advance written notice to the other party hereto in accordance with this paragraph.

(e)The Corporation may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties agree to cooperate in requesting such consent. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, the Employee’s heirs, legatees, executors and administrators.

(f)Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation to terminate Employee’s employment, for any reason, with or without cause.

(g)The failure of the Corporation to enforce at any time any provision on this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

(h)This Agreement shall be governed by and construed according to the laws of the State of Maryland without regard to its principles of conflict of laws.

(i)The Plan is hereby incorporated by reference and made a part hereof, and this Agreement is subject to all terms and conditions of the Plan.

(j)Any capitalized term used but not defined herein shall have the meaning set forth in the Plan.

(k)All questions of interpretation concerning this Agreement will be determined by the Committee in its sole discretion. All determinations by the Committee will be final and binding upon all persons having an interest in this Agreement. The Committee may at any time amend, alter, suspend or terminate this Agreement; provided, however, that no such amendment, alteration, suspension or termination may adversely affect the rights of the Employee under this Agreement without the written consent of the Employee, except as required under the tax laws. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto.

(l)This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Remainder of page intentionally left blank; signature page follows.]
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

NOVATION COMPANIES, INC.
By:
Name:
Title:
Notice Address:

Novation Companies, Inc.
500 Grand Boulevard, Suite 201B
Kansas City, MO 64106
Attention: Secretary

EMPLOYEE:

[EMPLOYEE]

Notice Address:

A-4

EXHIBIT A
JOINT ESCROW INSTRUCTIONS
[DATE]
[ESCROW AGENT]
c/o Novation Companies, Inc.
500 Grand Boulevard, Suite 201B
Kansas City, MO 64106
Dear [ESCROW AGENT]:
As Escrow Agent for the undersigned parties, Novation Companies, Inc., a Maryland corporation (the “Corporation”), and [EMPLOYEE] (“Employee”), you are hereby authorized and directed to hold the Stock deposited with you pursuant to the terms of that certain Restricted Stock Award Agreement (the “Agreement”) between the Corporation and the Employee, to which a copy of these Joint Escrow Instructions is attached as Exhibit A, in accordance with the following instructions (capitalized terms used herein shall have the meanings set forth in the Agreement):
1.The Employee irrevocably authorizes the Corporation to deposit with you the shares of Stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Employee does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of the Agreement, the Employee shall have all rights and privileges of a shareholder of the Corporation while the Stock is held by you.
2.Upon written request of the Employee or the Employee’s personal representative, the Corporation will confirm to you in writing the number of shares of Stock that are no longer subject to the vesting restrictions. Promptly after your receipt of such confirmation, you will deliver to the Employee or the Employee’s personal representative such number of shares of Stock as are not then subject to the vesting restrictions and have not been previously delivered to the Employee or the Employee’s personal representative.
3.Upon the vesting of any Stock, Employee will be required to pay to the Corporation any applicable federal, state, local or foreign withholding tax due as a result of such vesting. The Corporation’s obligation to deliver any Stock will be subject to such payment. The Corporation will, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Employee any federal, state, local or foreign withholding taxes due with respect to such vesting.
4.With respect to any withholding required upon the lapse of restrictions on any Stock, Employee may elect, subject to the approval of the Committee in its sole discretion, to satisfy the withholding obligation, in whole or in part (without limitation), pursuant to Section 12.B. of the Plan.
5.If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Employee, you shall deliver all of same to the Employee and shall be discharged of all further obligations hereunder.
6.Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
7.You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Employee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith. The Corporation shall indemnify and hold the Escrow Agent harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, attorney fees or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against it or them hereunder and under the Agreement, except for any of the foregoing incurred in connection with, or arising out of, the Escrow Agent’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties hereunder.
8.You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and you are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
9.You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
10.You shall not be liable for relinquishing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
11.You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, and you may rely upon the advice of such counsel. Such counsel’s reasonable compensation shall be paid by the Corporation.
12.Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.
13.You are authorized to employ as agents banks, brokerage firms or other financial institutions to hold in safekeeping any certificates, instruments or other documents delivered to you hereunder and to perform other services such as sale of securities, recordkeeping and other administrative services as you may deem appropriate. Any or all of the shares of Stock being deposited with you may be held in book entry form at the Corporation’s custodian, properly marked to indicate your interest therein. All fees and expenses of such agents shall be paid by the Corporation. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
14.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
15.Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by 10 days’ advance written notice to each of the other parties hereto.

CORPORATION:
Novation Companies, Inc.
500 Grand Boulevard, Suite 201B
Kansas City, MO 64106
Attention: Secretary
EMPLOYEE:
___________________
___________________
ESCROW AGENT:
[ESCROW AGENT]
c/o Novation Companies, Inc.
500 Grand Boulevard, Suite 201B
Kansas City, MO 64106
16.By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
17.Your duties under these Joint Escrow Instructions shall terminate upon the expiration of the vesting restrictions as to all shares of Stock covered thereby and the delivery of the certificates evidencing the Stock to the party entitled thereto.
18.This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
Very truly yours,
NOVATION COMPANIES, INC.
By:
Name:
Title:
EMPLOYEE:

[EMPLOYEE]
ESCROW AGENT:

[ESCROW AGENT]